Exhibit 99.1
INCREMENTAL LOAN AMENDMENT
          INCREMENTAL LOAN AMENDMENT dated as of July 1, 2009 (this “Amendment”) to the Amended and Restated Credit Agreement dated as of November 23, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IOWA TELECOMMUNICATIONS SERVICES, INC. (the “Borrower”), the lenders party thereto and RURAL TELEPHONE FINANCE COOPERATIVE, as administrative agent (in such capacity, the “Administrative Agent”).
          WHEREAS, pursuant to Section 2.01(c) of the Credit Agreement, the Borrower may from time to time request commitments to make Incremental Loans (as defined in the Credit Agreement), subject to the terms and conditions set forth therein;
          WHEREAS, the lenders identified on the signature pages hereto (the “Series A Incremental Loan Lenders”) have severally agreed, subject to the terms and conditions set forth herein and in the Credit Agreement, to establish the Series A Incremental Loan Commitments (as hereinafter defined) in an aggregate principal amount of $75,000,000, the proceeds of which will be used to finance the Sherburne Acquisition (as hereinafter defined); and
          WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Borrower, the Administrative Agent and the Series A Incremental Loan Lenders may enter into an Incremental Loan Amendment (as defined in the Credit Agreement) without the consent of any other Lenders to establish the Series A Incremental Loan Commitments and to make the Series A Incremental Loans (as hereinafter defined) to the Borrower.
          NOW, THEREFORE:
          SECTION 1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. In addition, the following terms shall have the following meanings:
          (a) “Confidential Information Memorandum” shall mean the Borrower’s Confidential Information Memorandum dated June 4, 2009, with respect to the Series A Incremental Loans.
          (b) “Series A Closing Date” shall mean the date on which the Series A Incremental Loans are made, which shall be July 1, 2009.
          (c) “Series A Incremental Loan Commitment” shall mean, as to any Series A Incremental Loan Lender, the amount set forth opposite its name on Schedule I to this Amendment.
Incremental Loan Amendment

          (d) “Series A Incremental Loan Transactions” shall mean the execution, delivery and performance of this Amendment, the Borrowing of the Series A Incremental Loans and the Sherburne Acquisition.
          (e) “Series A Arranger” shall mean Rural Telephone Finance Cooperative.
          (f) “Sherburne Acquisition” means the acquisition by the Borrower of substantially all of the assets of Sherburne Tele Systems, Inc., a Minnesota corporation.
          SECTION 2. Incremental Loan Amendment; Series A Incremental Loans.
          (a) Incremental Loan Amendment. This Amendment is an “Incremental Loan Amendment”, the Series A Incremental Loan Commitments are “Incremental Loan Commitments”, the Series A Incremental Loans are “Incremental Loans” and “Loans” and the Series A Incremental Loan Lenders are “Incremental Loan Lenders” and “Lenders”, each as defined in the Credit Agreement.
          (b) Commitment. Subject to the terms and conditions set forth in the Credit Agreement and in this Amendment, each of the undersigned lenders (each, a “Series A Incremental Loan Lender”) severally agrees to make a term loan (a “Series A Incremental Loan”) to the Borrower on the Series A Closing Date in a principal amount not exceeding its Series A Incremental Loan Commitment. The aggregate of the Series A Incremental Loan Commitments is $75,000,000. The Series A Incremental Loan Commitments shall automatically terminate upon the earlier to occur of (i) the making of the Series A Incremental Loans on the Series A Closing Date or (ii) 12:01 a.m. on July 2, 2009.
          (c) Maturity. The Series A Incremental Loans shall mature on November 23, 2011.
          (d) Applicable Rate. The “Applicable Rate” with respect to the Series A Incremental Loans shall be (i) with respect to Series A Incremental Loans that are ABR Loans, 1.00% per annum and (ii) with respect to Series A Incremental Loans that are Eurodollar Loans, 2.00% per annum.
          (e) Use of Proceeds. The proceeds of the Series A Incremental Loans shall be used to finance a portion of the consideration for the Sherburne Acquisition.
          SECTION 3. Representations, Warranties and Covenants. The Borrower hereby represents, warrants and covenants to the Administrative Agent and the Series A Incremental Loan Lenders that:
     (a) Organization; Power and Authority. The Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its businesses as now
Incremental Loan Amendment

conducted and as proposed to be conducted, and is qualified to do business in, and is in good standing in every jurisdiction where such qualification is required, except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.
     (b) Enforceability. The Series A Incremental Loan Transactions are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (c) No Consents; No Conflicts. The Series A Incremental Loan Transactions (i) do not require any consent or approval of, registration or filing with, or any other action by or before, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the terms of the charter, by-laws or other organizational documents of the Borrower or any of the Subsidiaries, or the terms of any of the Authorizations, or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of the Subsidiaries or any of their assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of the Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of the Subsidiaries, except Liens created under the Loan Documents.
     (d) Use of Proceeds. The Borrower will use the proceeds of the Series A Incremental Loans to finance a portion of the consideration for the Sherburne Acquisition. The Sherburne Acquisition is a Permitted Acquisition.
     (e) No Dividend Suspension Period. No Dividend Suspension Period has occurred and is continuing as of the Series A Closing Date after giving effect to the Borrowing of the Series A Incremental Loans.
     (f) Representations and Warranties. The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct as of the Series A Closing Date prior to and after giving effect to the Borrowing of the Series A Incremental Loans (or if any such representation and warranty is expressly stated to have been made as of a specific date, such representation and warranty is true and correct as of such specific date).
     (g) Confidential Information Memorandum. To the best of the Borrower’s knowledge, as of the Series A Closing Date the information contained in the Confidential
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Information Memorandum concerning the Borrower, taken as a whole, is correct in all material respects, provided that the Borrower makes no representation or warranty concerning any forward-looking statements, pro-forma information, projections or estimates contained in the Confidential Information Memorandum except that such forward-looking statements, pro-forma information, projections or estimates were made in good faith by the management of the Borrower on the basis of assumptions that may or may not be proved to be correct.
     (h) No Material Adverse Effect. Since December 31, 2008, there has not been a material adverse effect on the business, assets, results of operations, properties or condition (financial and other), operations or liabilities (fixed or contingent) of the Borrower and its Subsidiaries taken as a whole.
     (i) No Default. At the time of and immediately after giving effect to the Borrowing of the Series A Incremental Loans, no Default shall have occurred and be continuing.
     (j) Security. The Series A Incremental Loans constitute “Obligations” as defined in the Security Agreement and each of the Subsidiary Guarantee Agreements and “Secured Obligations” as defined in the Pledge Agreement and the Mortgages and shall be entitled to the benefits of the collateral security provided by the Security Documents in accordance with their respective terms.
     (k) Solvency. Immediately after the consummation of the Series A Incremental Loan Transactions and after giving effect to the application of the proceeds of the Series A Incremental Loans, (i) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Series A Closing Date.
          SECTION 4. Conditions Precedent. The effectiveness of this Amendment and of the obligations of the Series A Incremental Loan Lenders to make Series A Incremental Loans hereunder is subject to the condition precedent that each of the following conditions shall have been satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):
     (a) Counterparts of Amendment. The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative
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Agent (which may include telecopy or email transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
     (b) Opinions of Counsel. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Series A Incremental Loan Lenders and dated the Series A Closing Date) of each (i) Fredrikson & Byron, P.A., in substantially the form of Exhibit B-1 and (ii) Debevoise & Plimpton, special New York counsel for the Borrower, in substantially the form of Exhibit B-2.
     (c) Corporate Documents. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of the Series A Incremental Loan Transactions and any other legal matters relating to the Borrower and the Subsidiaries, the Loan Documents or the Series A Incremental Loan Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
     (d) Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Series A Closing Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement and Section 4.03 of the Credit Agreement.
     (e) No Material Adverse Effect. Since December 31, 2008, there shall not have been a material adverse effect on the business, assets, results of operations, properties or condition (financial or other), operations or liabilities (fixed or contingent) of the Borrower and its Subsidiaries taken as a whole.
     (f) Fees and Expenses. The Series A Arranger shall have received all fees and other amounts due and payable on or prior to the Series A Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower.
     (g) Borrowing Request. The Administrative Agent shall have received a duly completed Borrowing Request for the Borrowing of the Series A Incremental Loans.
     (h) Representations and Warranties. The representations and warranties set forth in Section 3 hereof shall be true and correct as of the Series A Closing Date.
     (i) Promissory Note. The Administrative Agent shall have received a Global Note in substantially the form of Exhibit A hereto evidencing the total amount of the Series A Incremental Loans. Such Global Note shall be payable to the Administrative
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Agent for the account of all Series A Incremental Loan Lenders holding Series A Incremental Loans.
          The Administrative Agent shall notify the Borrower and the Series A Incremental Loan Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding.
          SECTION 5. Roles. Rural Telephone Finance Cooperative shall act in the capacity as arranger with respect to this Amendment, but in such capacity shall not have any obligations, duties or responsibilities, nor shall incur any liabilities, under this Amendment or any other Loan Document.
          SECTION 6. Governing Law; Jurisdiction; Consent to Service of Process.
          (a) Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
          (b) Submission to Jurisdiction. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United Stated District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or any other Loan Document shall affect any right that the Administrative Agent, or any Series A Incremental Loan Lender may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.
          (c) Waiver of Venue. The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (d) Service of Process. Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement.
Incremental Loan Amendment

Nothing in this Amendment or any other Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by law.
          SECTION 7. WAIVER OF JURY TRIAL. EACH PARTY HERTO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRCTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
          SECTION 8. Credit Agreement; Loan Document. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. For the avoidance of doubt, this Amendment shall be deemed to be a “Loan Document” within the meaning of the Credit Agreement.
          SECTION 9. Confirmation of Guarantee and Security. Each of the Borrower and the Subsidiary Loan Parties hereby confirms that the obligations of the Borrower under the Series A Incremental Loans shall be entitled to the benefits of the guarantee set forth in the Subsidiary Guarantee Agreements in accordance with their respective terms, shall constitute “Obligations” as defined in the Security Agreement and each of the Subsidiary Guarantee Agreements and “Secured Obligations” as defined in the Pledge Agreement and the Mortgages and shall be entitled to the benefits of the collateral security provided by the Security Documents in accordance with their respective terms.
          SECTION 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or email transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.
[Signature Pages Follow]
Incremental Loan Amendment

          IN WITNESS WHEREOF, the parties hereto have caused this Incremental Loan Amendment to be duly executed by their authorized officers as of the date set forth above.

IOWA TELECOMMUNICATIONS SERVICES, INC., as Borrower
By:	/s/ Craig A. Knock
	Name:	Craig A. Knock
Title: Vice-President, Chief Financial Officer and Treasurer

IOWA TELECOM COMMUNICATIONS, INC.
By:	/s/ Craig A. Knock
	Name:	Craig A. Knock
	Title:	Vice-President, Chief Financial Officer and Treasurer

IOWA TELECOM DATA SERVICES, L.C. Iowa Telecommunications Services, Inc., Sole Member
By:	/s/ Craig A. Knock
	Name:	Craig A. Knock
	Title:	Vice-President, Chief Financial Officer and Treasurer

IOWA TELECOM TECHNOLOGIES, LLC Iowa Telecommunications Services, Inc., Sole Member
By:	/s/ Craig A. Knock
	Name:	Craig A. Knock
	Title:	Vice-President, Chief Financial Officer and Treasurer

IT COMMUNICATIONS, LLC Iowa Telecom Communications, Inc., Sole Member
By:	/s/ Craig A. Knock
	Name:	Craig A. Knock
	Title:	Vice-President, Chief Financial Officer and Treasurer

BAKER COMMUNICATIONS, INC.
By:	/s/ Craig A. Knock
	Name:	Craig A. Knock
	Title:	Treasurer

MONTEZUMA MUTUAL TELEPHONE COMPANY
By:	/s/ Craig A. Knock
	Name:	Craig A. Knock
	Title:	Treasurer

IWA HOLDINGS, LLC
By:	/s/ Craig A. Knock
	Name:	Craig A. Knock
	Title:	Manager

IWA SERVICES, LLC
By:	/s/ Craig A. Knock
	Name:	Craig A. Knock
	Title:	Manager

BISHOP COMMUNICATIONS CORPORATION
By:	/s/ Craig A. Knock
Name Craig A. Knock
	Title:	Chief Financial Officer and Treasurer

COMMUNICATIONS SALES AND LEASING, INC.
By:	/s/ Craig A. Knock
	Name:	Craig A. Knock
	Title:	Treasurer

HEART OF THE LAKES CABLE SYSTEMS, INC.
By:	/s/ Craig A. Knock
	Name:	Craig A. Knock
	Title:	Chief Financial Officer and Treasurer

LAKEDALE TELEPHONE COMPANY
By:	/s/ Craig A. Knock
	Name:	Craig A. Knock
	Title:	Treasurer

LAKEDALE LINK, INC.
By:	/s/ Craig A. Knock
	Name:	Craig A. Knock
	Title:	Treasurer

LAKEDALE COMMUNICATIONS, LLC
By:	/s/ Craig A. Knock
	Name:	Craig A Knock
	Title:	Chief Financial Manager and Treasurer

LAKEDALE LINK, LLC
By:	/s/ Craig A. Knock
	Name:	Craig A. Knock
	Title:	Chief Financial Manager and Treasurer

RURAL TELEPHONE FINANCE COOPERATIVE, as Administrative Agent and Series A Incremental Loan Lender
By:	/s/ William R. Knecht III
	Name:	William R. Knecht III
	Title:	Assistant Secretary/Treasurer

Schedule I to Incremental Loan Amendment
SERIES A INCREMENTAL LOAN COMMITMENTS

		Series A Incremental
Name of Lender	Applicable Percentage	Loan Commitment
Rural Telephone Finance Cooperative	100.00%	$75,000,000.00

Total	100.00%	$75,000,000.00